Exhibit 99.1

 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Oncology and Neurology   Asterias Biotherapeutics NYSE: ASTApril 4, 2016

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.Asterias has filed with the Securities and Exchange Commission ("SEC") a registration statement (including a prospectus) and has filed or will file with the SEC a prospectus supplement to the prospectus for the offering to which this presentation relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about Asterias and this offering. You may get these documents and other documents for free by visiting EDGAR on the SEC web site www.sec.gov.  2  Forward-Looking Statements

Corporate Highlights

Technology Platforms	• **Cancer immunotherapy** – Helping immune systems to more effectively recognize and fight cancer • **Pluripotent stem cells** – Helping restore functional tissue
Clinical-Stage Programs	• **AST-VAC1** – Planning P3 trial in acute myeloid leukemia (AML) • **AST-VAC2** – Planning P1/2a trial in non-small cell lung cancer (NSCLC) • **AST-OPC1** – Ongoing Phase 1/2a trial in spinal cord injury (SCI)
Non-Dilutive Funding via Partnerships	• **California Institute of Regenerative Medicine** (CIRM) – CIRM providing $14.3m in grant funding for AST-OPC1 P1/2a trial • **Cancer Research UK** (CRUK) – CRUK partnership helps Asterias avoid $20-30m in expenses for AST-VAC2 P1/2a trial
Key Milestones	• **AST-VAC1** – SPA agreement 2Q17; P3 start projected late 2017 • **AST-VAC2** – MHRA clearance 3Q/4Q 2016, P1/2a start 1Q 2017 • **AST-OPC1** – First efficacy data from P1/2a cohort 2 expected 4Q 2016, with multiple cohort 2 & 3 readouts throughout 2017

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Two Clinical-Stage Regenerative Platform Technologies

Cancer Immunotherapy

- Stimulates patients' immune system to attack telomerase, a protein that is expressed in over 95% of cancers
  - **AST-VAC1:** Patient-specific (autologous) based on a patient's own cells
  - **AST-VAC2:** Non-patient specific (allogeneic) based on pluripotent stem cells

Pluripotent Stem Cells

- Scalable source to produce desired cell types resulting in "off the shelf" therapeutics to restore functional tissue
  - **AST-OPC1:** Neural cell type (oligodendrocyte progenitor cells, OPCs); multiple MOAs to restore lost function in neurodegenerative diseases

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 5  PROGRAM  PRECLINICAL  PHASE 1  PHASE 2  PHASE 3  STATUS  AST-VAC1Leukemia (AML) Autologous          Planning Phase 3 start late 2017  AST-VAC2Lung Cancer Allogeneic          Planning Phase 1/2astart Q1 2017  Potential in multiple cancer types/stages as well as combination therapy            AST-OPC1Spinal Cord Injury (sub acute)           Phase 1/2a ongoing  Potential application in other neuro degenerative disorders including MS and stroke            Phase 1/2a dose escalation in progress  Successful End-of-Phase 2 FDA meeting   Phase 1/2a preparation  Development Pipeline

 Patient-specific (autologous)Acute Myelogenous Leukemia (AML)Planning phase 3 clinical trial start for late 2017   AST-VAC1

AST-VAC1: Activating a patients' immune system to recognize and target telomerase, a universal cancer antigen

Dendritic Cells:
Potent Antigen Presenting Cells


T cell
Peptide
MHC
TCR
DC
Signal 1
Signal 2
CD80/ 86
CD28
Signal 3
IL-12

Telomerase:
"Universal" Tumor Antigen
(Present in >95% of all cancers)


TELOMERASE
RNA template
DNA
CCCAATCCC
CCCAAT C C C
Nucleotide

- **AST-VAC1 is an autologous cell-based immunotherapy that enables a patient's own dendritic cells (DCs) to stimulate an immune response to telomerase**
  - Isolated monocytes are stimulated to differentiate into dendritic cells and are transfected with mRNA encoding hTERT and the lysosomal targeting signal LAMP(4,5)
  - Once the 'telomerase presenting' DCs are created they are cultured and cryopreserved – one production run should be sufficient to provide all required doses for a patient
  - AST-VAC1 is administered via intradermal injection which facilitates trafficking to lymph nodes where the DCs present the telomerase antigen and activate other immune cells

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Asterias' VAC technology is designed to overcome the limitations of older, first-generation DC therapies

Five key enhancements vs first-generation



LAMP sequence
Enhance immune response to telomerase
mRNA loading
Broaden antigen presentation
Intradermal delivery
Access lymph nodes
Mature DCs
Maximize T-cell stimulation
Manufacturing
Scalable for multiple doses

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 9  Relapse-free survival (RFS) in AML patients >60 years of age1     Only 10-20% RFS at 4 years  (1) Rollig J Clin Onc 2011; (2) Decision Resources  There is a significant unmet need for better therapies to extend remission in AML patients (especially >60 years)  “The incidence of AML continues to increase with the aging population. The survival curves . . . haven’t changed since I was a fellow; it’s pretty depressing. There is a huge and growing unmet need there that needs to be dealt with.”- Hematological oncologist, U.S.2  “The important problem is the older patient population . . . They represent the most important unmet medical need in AML.”- Hematological oncologist, Europe2

AST-VAC1: potential to safely extend AML remission

Two step AML treatment paradigm

Step 1: Induction

- Chemotherapy to get patients to complete remission
- Rarely used in older patients due to low tolerability and high rates of relapse

Step 2: Consolidation

- Chemotherapy and/or HCT to maintain remission long term
- Treatments are not well tolerated by patients >60 years old

AST-VAC1: Alternative to Consolidation

- Potential alternative to consolidation to extend remission with better safety and tolerability than chemotherapy or HCT

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 11  AST-VAC1: favorable safety profile, with only 1 out of 41 patients exhibiting a possibly related SAE  AST-VAC1 has demonstrated a favorable safety profile across 41 patients in Phase 1 and Phase 2 trials  Two clinical studies have demonstrated safety of AST-VAC1     Patients receiving VAC1  Safety Results  Phase 1 trialSu Z, Journal of Immunology 2005  20 patients with metastatic prostate cancer  No major treatment related toxicitiesNo autoimmune pathology  Phase 2 trialKhoury HJ, ASCO presentation 2015  21 patients with AML  1 SAE occurred (ITP), possibly related to treatment

   12  57%  10-20%  >60 years old  20-40%  58%  All patients  Relapse free survival at 52 months(% of patients)      Historical2  AST-VAC11  (1) Mayer NEJM 1994; Rollig, J Clin Onc 2011(2) VAC1 P2 results, presented at ASCO, May 2015; manuscript submitted  AST-VAC1 Phase 2 highlightsMay extend relapse-free survival in AML patients, even those with high-risk AML  Phase 2 trial highlights:Multicenter, open-label studyIncluded only intermediate and high risk patients, evaluated by cytogeneticsAll patients had already achieved CR

Successful End-of-Phase 2 FDA meeting

Paves way for a potential accelerated development pathway

- FDA meeting recap
  - FDA indicated general agreement with Asterias' plan of a single Phase 3, placebo controlled trial to support an accelerated pathway and BLA filing
  - Positive results could be basis for accelerated approval
  - Plan to submit request for SPA to confirm trial design
- Benefits of accelerated approval
  - Potential for approval based on single pivotal study
  - Confirmatory study post-approval
  - Faster FDA review of BLA
- Patient population and endpoints
  - Trial population: AML patients 60 years+, and high-risk younger individuals
  - Primary endpoint: duration of relapse-free survival
  - Secondary endpoint: overall survival

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  Phase 4 Confirmatory Trial  14  Single Phase 3 Trial in 60 years+ /high-risk AML  Manufacturing process development, trial planning and SPA request  AST-VAC1 clinical plan developed for accelerated approval  Potential for accelerated approval if Phase 2 results confirmed in Phase 3 study:AST-VAC1 could be an effective alternative to current consolidation therapiesAST-VAC1 eligible for orphan drug status in AMLRelapse free survival may help accelerate trial timelinesExploring potential opportunities for both non-dilutive funding and strategic partnership to assist with development costs

AST-VAC1 targets a significant need for an alternative to consolidation therapy in AML in patients >60 years, high risk

- **~19,000 new AML cases diagnosed and ~10,500 deaths from AML in US annually (2014 estimate)**
- **AML incidence increases markedly after 60 and older patients do not tolerate AML therapies well**
  - Average age of an AML patients is 67
  - Patients over 60 often have trouble tolerating intensive treatment and high-risk cytogenetic profiles
  - Many of these patients are poor candidates or are not eligible for HCT
- **AST-VAC1 being developed as an alternative to chemo or HCT consolidation therapy in patients >60 years and in high-risk patients**
  - In P2 study of patients >60 years, 57% of AST-VAC1 patients achieved relapse-free survival at 52 months compared to 10-20% for historical controls
- **AST-VAC1 may also be an attractive alternative to HCT in younger/lower risk patients and may have utility in myelodysplatic syndromes (MDS)**

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 Non-patient specific (allogeneic), “ready-for-use”Non-small cell lung cancer (NSCLC)Development partnership with Cancer Research UKPlanning phase 1/2a clinical trial to start Q1 2017   AST-VAC2

AST-VAC2: potential 'ready for use' non-patient specific product

- AST-VAC2 cells are mature allogeneic dendritic cells that have been transfected with hTERT and LAMP(4,5) like AST-VAC1
  - **With AST-VAC2 there is no need to produce individualized vaccines for each patient as AST-VAC2 would be ready to use on demand, shortening the time to administration**
  - **Product demand would be supplied from a single master cell bank, allowing both scalability and consistency**
  - **Thousands of patient treatments manufactured in a single batch**

Centralized Production Facility → *Distributed Frozen Inventory* → *Point Of Care*







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AST-VAC2: partnered with CRUK for P 1/2 trial

- Partnership with Cancer Research UK (CRUK) pays full cost of GMP manufacturing, regulatory filing, and Phase 1/2a study
- Non-small cell lung cancer (NSCLC) selected as lead indication given high unmet medical need and responsiveness to immune therapies

- **Expecting regulatory clearance for P1/2a NSCLC study by end of 2016**

- CRUK partnership saves Asterias an estimated $20-30M
- Following a successful P1/2a trial, Asterias can continue development for modest milestones and royalties to CRUK
- If successful in NSCLC, potential broad application across multiple cancers
- Likely synergistic with immune checkpoint inhibitors

CANCER RESEARCH UK

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AST-VAC2: large commercial potential; targeting a very large unmet need in NSCLC, one of the deadliest cancer types

NSCLC: large patient population, high mortality rate

- **Lung cancer: the most common type of cancer[2]**
  - Estimated 1.8M new cases and 1.6M lung cancer worldwide in 2012
  - ~220,000 new cases and ~160,000 deaths annually in the US
  - 86% of cases are non-small cell lung cancer (NSCLC)
- **NSCLC has the highest death rate of any cancer especially when diagnosed at a later stage[2]**
  - 5-year survival rate for NSCLC overall is 18%
  - 5-year survival rate is 54% for cases detected when cancer is diagnosed early (localized in the lungs) but only 18% of cases are diagnosed at an early stage
  - 5-year survival when diagnosed late (distant tumors) is only 4%
- **AST-VAC2 may have applicability in other cancers (e.g. bladder, renal cell, melanoma) since telomerase expression present in many cancer types**
- **Potential for use in combination with immune checkpoint inhibitors**

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(1) NCI SEER Cancer Statistics Review; (2) American Lung Society

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 Pluripotent stem cell platformSignificant grant funding from California Institute of Regenerative Medicine (CIRM)Phase 1/2a clinical trial in spinal cord injury in progress   AST-OPC1

 21  AST-OPC1 – Addressing the complex pathology of SCI   AST-OPC1 is a cellular therapy with embryonic-derived oligodendrocyte progenitor cells (OPCs) OPCs, which function to support and myelinate neurons, can be damaged and lost in SCIReplacement of lost OPCs could result in:Remyelination of axonsPrevention of cavitationSecretion of neurotrophic factorsImproved motor functionAST-OPC1 has shown activity in animal models of SCI, demonstrated safety in a Phase 1 trial and is currently in a P1/2a trial

 AST-OPC1 reduced SCI cavity formation, induced myelination and improved motor function in a rat SCI model  Brown: antibody to human nuclear antigen labels AST-OPC1; Blue: Eriochrome Cyanine stains myelin  9 months post-transplant with AST-OPC1      hNucEC  1 mm  100 µm    AST-OPC1 in SCI Lesion; Significantly Reduced Cavity Formation  Robust AST-OPC1 survival (brown)  Myelinated Fibers (blue)  Rat Thoracic Spinal Cord Injury Model  9 months vehicle      hNucEC  1 mm  100 µm  Cavity forms in untreated SCI lesion  Myelinated axons do not extend across cavity  22  Significantly improved motor function in both thoracic and cervical SCI models

 23  AST-OPC1 was well tolerated, did not illicit an immune response and showed signs on MRI consistent with activity in PI study  AST-OPC1 well tolerated, with no SAEs to date deemed related to the cells, delivery method, or immunosuppressive regimen  Well Tolerated  Activity  No evidence of immune response  MRI results consistent with filling of injury cavity with neural tissue in injection site in 4 of 5 subjects at 2-3 years post-transplantEfficacy not anticipated in this study due to low dose (5-10x below predicted efficacious range) and suboptimal patient population (complete thoracic injuries)  No evidence of immune response to AST-OPC1, even 10 months after removal of all immunosuppression therapy

       24  Phase 1/2a trial evaluating 3 escalating doses of cells (in progress)   Cohort 13 subjects2M cells  Cohort 25 subjects10M cells  Cohort 35 subjects20M cells  Expansion cohort1Up to 27 patients10M and/or 20M cells  Q3 2015Cohort 1 completedContinued strong safety dataFirst patient has converted from AIS A to AIS C at 3 months  Q4 2015Dose escalation for cohort 2  2016Dose escalation for cohort 36 month efficacy readout cohort 2Initiate expansion cohort  1 Tentative plan: subject to FDA clearance for expansion from 13 to 40 subjects  Phase 1  Phase 2a

The goal of AST-OPC1 therapy is to increase motor function and improve patients' ability to self-care

Target Product Profile for AST-OPC1 in Complete Cervical SCI:

- Increase of ≥20% in the patients regaining two or more motor levels of function

Function	Capability				
	C1-C3	C4	C5	C6	C7-C8
Bowel					
Bladder					
Bed Mobility					
Transfers					
Pressure Relief					
Eating					
Dressing					
Grooming					
Bathing					
Wheelchair					
Car Transport					
Daily Home Care	24 hr Attendant	18-24 hr Attendant	6-12 hr Assistance	4 hr Housework	1 hr Housework

Total Assist

Partial Assist

Independent

- Would translate into clinically significant improvements in ability to self-care, significant reductions in cost of care

ASTERIAS BIOTHERAPEUTICS

Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14

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OPC1: Addressing the devastating effects and high cost burden of spinal cord injury (SCI)

- Spinal cord injury (SCI) affects 12,500 patients per year in U.S.[1]
- Primarily affects young and previously healthy males in their 20s and 30s at time of injury and there are no currently approved therapies
- The direct costs for the first year of injury for cervical SCI are >$1M and the lifetime direct costs for a 25 year old patient are from $2-5M[1]
- Healthcare costs to system of $14.5bn per year in U.S., plus $5.5bn in lost productivity[2]
- There is a significant commercial opportunity in helping restore some motor function, increasing self-care abilities and lessening daily care burden [3]
- OPC1 can be potentially applied to a wide range of neurodegenerative disorders (e.g. MS, stoke)

ASTERIAS BIOTHERAPEUTICS

(1) National Spinal Cord Injury Statistical Center, Facts and Figures 2015
(2) Berkowitz et al, Spinal Cord Injury: An Analysis of Medical and Social Costs, 1998
(3) Internal estimates

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 27  Based on share price of $4.69 as of March 30, 2016As of December 31, 2015, per Q4 2016 earnings release.  Financial Snapshot  Listing DetailsExchange: NYSE MKT / ASTShares outstanding (weighted average): 37.8m2Market capitalization: $180m1Financials$11.2m in cash2 $17m in marketable securities2 Recent cash burn: $4.0m in Q4 2015

Corporate Highlights

Technology Platforms

- **Cancer immunotherapy** – Helping immune systems to more effectively recognize and fight cancer
- **Pluripotent stem cells** – Helping restore functional tissue

Clinical-Stage Programs

- **AST-VAC1** – Planning P3 trial in acute myeloid leukemia (AML)
- **AST-VAC2** – Planning P1/2a trial in non-small cell lung cancer (NSCLC)
- **AST-OPC1** – Ongoing Phase 1/2a trial in spinal cord injury (SCI)

Non-Dilutive Funding via Partnerships

- **California Institute of Regenerative Medicine** (CIRM) – CIRM providing $14.3m in grant funding for AST-OPC1 P1/2a trial
- **Cancer Research UK** (CRUK) – CRUK partnership helps Asterias avoid $20-30m in expenses for AST-VAC2 P1/2a trial

Key Milestones

- **AST-VAC1** – SPA agreement 2Q17; P3 start projected late 2017
- **AST-VAC2** – MHRA clearance 3Q/4Q 2016, P1/2a start 1Q 2017
- **AST-OPC1** – First efficacy data from P1/2a cohort 2 expected 4Q 2016, with multiple cohort 2 & 3 readouts throughout 2017

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